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                                                          EXHIBIT 10(iii)(A)(99)

                                 AMENDMENT NO. 1
                                     TO THE
                        NATIONAL SERVICE INDUSTRIES, INC.
                2001 NONEMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

         THIS AMENDMENT made as of the ____ day of April, 2002, by National Service Industries, Inc., a Delaware corporation ("Corporation");

                              W I T N E S S E T H:

         WHEREAS, the Corporation has previously established the National Service Industries, Inc. 2001 Nonemployee Directors' Stock Incentive Plan (the "Plan") for the benefit of its nonemployee directors and their beneficiaries; and

         WHEREAS, pursuant to the power of amendment contained in Section 10 of the Plan, the Board of Directors of the Corporation desires to amend the Plan;

         NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

         Section 5.2 of the Plan is hereby amended by deleting the existing section in its entirety and substituting the following:

                  "5.2 Purchase Price. The purchase price for Shares under each Option shall be not less than 100% of the Fair Market Value of a Share on the date the Option is granted."


                                       2.

         This Amendment shall be effective as of the date and year first provided above. Except as provided herein, the provisions of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 1 to be executed by its duly authorized corporate officers as of the date and year first written above.

ATTEST:                                     NATIONAL SERVICE INDUSTRIES, INC.



By: __________________________              By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________